AUGUST 30, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD QUALITY VALUE FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2018

AND

HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH AUGUST 9, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

At a meeting held on August 7-8, 2018, the Board of Directors of The Hartford Mutual Funds II, Inc. approved a reduction to the management fee schedule and changes to the expense reimbursement arrangements for Hartford Quality Value Fund effective September 1, 2018. Effective September 1, 2018, the management fee of Hartford Funds Management Company, LLC (“HFMC”) set forth in the investment management agreement with respect to Hartford Quality Value Fund will be as follows: 0.4500% of the first $500 million, 0.3500% of the next $500 million, 0.3300% of the next $4 billion, 0.3250% of the next $5 billion and 0.3225% in excess of $10 billion annually of the Fund’s average daily net assets. In addition, effective September 1, 2018, HFMC has also contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for Hartford Quality Value Fund as follows: 0.96% (Class A), 0.96% (Class T), 1.71% (Class C), 0.66% (Class I), 1.18%, (Class R3), 0.88% (Class R4), 0.63% (Class R5), 0.46% (Class R6), 0.57% (Class Y) and 0.46% (Class F). This contractual arrangement will remain in effect until February 29, 2020 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7412	August 2018